MERRILL LYNCH
NEW JERSEY
MUNICIPAL
BOND FUND








FUND LOGO








Semi-Annual Report

January 31, 1997





This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.Statements and other information herein are as dated and are subject to change.

Merrill Lynch New Jersey
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011



TO OUR SHAREHOLDERS


The Municipal Market Environment
Long-term fixed-income bond yields generally declined over the six months ended January 31, 1997. Initially, US Treasury bond yields declined over 45 basis points (0.45%) to 6.45% by late November as low employment growth and continued low inflation combined to support lower bond yields. Concurrently, long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, declined over 20 basis points to approximately 5.80%. However, signs of increased economic activity and renewed inflation fears pushed bond yields up for the remainder of the period. By the end of January 1997, US Treasury bond yields rose 35 basis points to end the period at approximately 6.80%. Similarly, long-term municipal revenue bond yields rose approximately 20 basis points from their lows in late November to approximately 6.00%. During the six months ended January 31, 1997, US Treasury bond yields declined approximately 10 basis points, while tax-exempt bond yields were essentially unchanged.

Recently, tax-exempt bond yields underperformed their taxable counterparts despite a continued strong supply position. During the six-month period ended January 31, 1997, over $88 billion in long-term tax-exempt bonds was underwritten, essentially unchanged from issuance a year ago. Approximately $50 billion in new municipal bonds was issued during the three-month period ended January 31, 1997, representing a decline of over 5% compared to the same period in 1996. This declining trend in bond issuance was even more apparent recently. Slightly more than $10 billion in long-term bonds was issued in January 1997, a decrease of over 15% compared to January 1996 issuance.

The municipal bond market's recent underperformance relative to Treasury issues was the result of a number of other factors. The historic strength of the US equity market has attracted significant investor interest. Additionally, as tax-exempt bond yields declined again below 6%, some investors temporarily lost interest in the municipal bond market. If interest rates continue to decline, as they did at the end of 1994 and throughout 1995, investors, in general, will quickly adjust to the new levels. The tax advantages generated by municipal bonds quickly outweigh low nominal yields and investor demand increases.

The Presidential and Congressional elections this past November resurrected some investor concerns regarding continued Federal deficit reduction and potential legislative restrictions upon the municipal bond market. This situation was similar to that at the beginning of 1996 when tax-exempt bond yields were negatively impacted by fears that legislation reducing the tax advantage of municipal bonds would be introduced to aid further deficit reductions.

However, the US Treasury bond market's recent relatively strong performance resulted in municipal bonds becoming a particularly attractive investment alternative. At current levels, long-term tax-exempt revenue bonds yield over 88% of comparable US Treasury bond yields. Current levels make tax-advantaged products more attractive than they were at mid-year when yield ratios declined to approximately 85%. For example, to an investor in the 36% Federal income tax bracket, a current tax-exempt bond yield of 6% represents a taxable equivalent yield of approximately 9.37%.

Looking forward, the supply of new bond issuance for 1997 is expected to be very similar to that of 1996, with most annual estimates falling in the $170 billion--$175 billion range. Investor demand is also expected to regain its former strength, with 1997 total municipal redemptions (refundings, maturities and coupon payments) in the $175 billion--$185 billion range. This overall balance suggests that the positive technical backdrop the municipal bond market enjoyed in 1996 could continue in 1997. However, it is likely that seasonal factors may temporarily distort this overall balanced technical scenario. During periods of reduced bond issuance, the ease and ability to purchase tax-advantaged products at their current attractive levels may be greatly restricted.

Portfolio Strategy
During the six-month period ended January 31, 1997, our strategy was to remain flexible given the increased volatility in the bond market. The everchanging perception on the state of the economy, and the need for monetary tightening by the Federal Reserve Board, caused large swings in interest rates over this time period. Flexibility enabled us to take advantage of market fluctuations to seek to enhance the Fund's total returns. The Fund's defensive posture at the beginning of the six-month period provided some protection from the increase in bond yields through early September. At this time, we began purchasing interest rate-sensitive bonds which helped the Fund perform well in the bond market rally through the end of November.

During the six months ended January 31, 1997, long-term New Jersey issuance decreased by nearly 17% compared to the same period a year earlier. In addition to the decrease in supply, investor interest in tax-exempt bonds helped push yields up on New Jersey tax-exempt bonds to high levels. We maintained low cash reserves in the Fund in order to benefit from such a strong technical market.

Looking forward, we expect to maintain a constructive posture for the Fund until the economy shows signs of accelerating. We believe the economy will moderate in the first half of 1997, with the possibility of reaccelerating at the end of the year, at which time the Federal Reserve Board may be forced to raise short-term interest rates in an effort to control inflation.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch New Jersey
Municipal Bond Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President

(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President







(Robert A. DiMella)
Robert A. DiMella
Portfolio Manager


March 10, 1997



We are pleased to announce that Robert A. DiMella, CFA is responsible for the day-to-day management of Merrill Lynch New Jersey Municipal Bond Fund. Mr. DiMella has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1995 as Portfolio Manager and as Assistant Portfolio Manager thereof from 1993 to 1995. Prior thereto, he was Assistant Portfolio Manager with Prudential Investment Advisors from 1992 to 1993, and was a Research Assistant with Prudential Investment Corporation from 1989 to 1992.



PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results
                                                                                12 Month   3 Month
                                                1/31/97  10/31/96    1/31/96    % Change   % Change
Class A Shares*                                 $10.80    $10.80     $11.10      -2.70%      0.00%
Class B Shares*                                  10.80     10.81      11.11      -2.79      -0.09
Class C Shares*                                  10.79     10.80      11.10      -2.79      -0.09
Class D Shares*                                  10.80     10.81      11.11      -2.79      -0.09
Class A Shares--Total Return*                                                    +2.66(1)   +1.36(2)
Class B Shares--Total Return*                                                    +2.04(3)   +1.13(4)
Class C Shares--Total Return*                                                    +1.94(5)   +1.11(6)
Class D Shares--Total Return*                                                    +2.46(7)   +1.24(8)
Class A Shares--Standardized 30-day Yield         4.47%
Class B Shares--Standardized 30-day Yield         4.15%
Class C Shares--Standardized 30-day Yield         4.05%
Class D Shares--Standardized 30-day Yield         4.37%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.582 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.153 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.527 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.138 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.515 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.135 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.571 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.150 per share ordinary income dividends.


PERFORMANCE DATA (continued)

Performance Summary--Class A Shares
                           Net Asset Value        Capital Gains
Period Covered          Beginning     Ending       Distributed         Dividends Paid*      % Change**
8/31/90--12/31/90        $10.00       $10.17           --                   $0.236           + 4.10%
1991                      10.17        10.57         $0.007                  0.704           +11.27
1992                      10.57        10.78          0.036                  0.649           + 8.73
1993                      10.78        11.39          0.015                  0.635           +11.94
1994                      11.39        10.15           --                    0.579           - 5.86
1995                      10.15        11.09           --                    0.579           +15.32
1996                      11.09        10.85           --                    0.574           + 3.18
1/1/97--1/31/97           10.85        10.80           --                    0.041           + 0.01
                                                     ------                 ------
                                               Total $0.058           Total $3.997

                                                      Cumulative total return as of 1/31/97: +57.94%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.

Performance Summary--Class B Shares
                           Net Asset Value        Capital Gains
Period Covered          Beginning     Ending       Distributed         Dividends Paid*      % Change**
8/31/90--12/31/90        $10.00       $10.17           --                   $0.219           + 3.92%
1991                      10.17        10.57         $0.007                  0.651           +10.72
1992                      10.57        10.79          0.036                  0.595           + 8.28
1993                      10.79        11.39          0.015                  0.579           +11.27
1994                      11.39        10.15           --                    0.526           - 6.33
1995                      10.15        11.09           --                    0.525           +14.73
1996                      11.09        10.85           --                    0.519           + 2.66
1/1/97--1/31/97           10.85        10.80           --                    0.037           - 0.04
                                                     ------                 ------
                                               Total $0.058           Total $3.651

                                                      Cumulative total return as of 1/31/97: +52.89%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance Summary--Class C Shares
                           Net Asset Value        Capital Gains
Period Covered          Beginning     Ending       Distributed         Dividends Paid*      % Change**
10/21/94--12/31/94       $10.34       $10.15           --                   $0.103           - 0.83%
1995                      10.15        11.09           --                    0.513           +14.61
1996                      11.09        10.84           --                    0.508           + 2.46
1/1/97--1/31/97           10.84        10.79           --                    0.036           - 0.05
                                                                            ------
                                                                      Total $1.160

                                                      Cumulative total return as of 1/31/97: +16.40%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

PERFORMANCE DATA (concluded)

Performance Summary--Class D Shares
                           Net Asset Value        Capital Gains
Period Covered          Beginning     Ending       Distributed         Dividends Paid*      % Change**
10/21/94--12/31/94       $10.34       $10.15           --                   $0.113           - 0.72%
1995                      10.15        11.09           --                    0.568           +15.20
1996                      11.09        10.85           --                    0.563           + 3.08
1/1/97--1/31/97           10.85        10.80           --                    0.040             0.00
                                                                            ------
                                                                      Total $1.284

                                                      Cumulative total return as of 1/31/97: +17.89%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.



Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/96                        +3.18%         -0.95%
Five Years Ended 12/31/96                  +6.40          +5.53
Inception (8/31/90)
through 12/31/96                           +7.48          +6.79

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 12/31/96                        +2.66%         -1.26%
Five Years Ended 12/31/96                  +5.86          +5.86
Inception (8/31/90)
through 12/31/96                           +6.94          +6.94

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 12/31/96                        +2.46%         +1.48%
Inception (10/21/94)
through 12/31/96                           +7.19          +7.19

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/96                        +3.08%         -1.05%
Inception (10/21/94)
through 12/31/96                           +7.79          +5.80

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



PORTFOLIO ABBREVIATIONS


To simplify the listings of Merrill Lynch New Jersey Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT    Alternative Minimum Tax (subject to)
CARS   Complementary Auction Rate Securities
EDA    Economic Development Authority
GO     General Obligation Bonds
M/F    Multi-Family
RITR   Residual Interest Trust Receipts
UT     Unlimited Tax
VRDN   Variable Rate Demand Notes



SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
S&P      Moody's      Face                                                                                       Value
Ratings  Ratings     Amount                                    Issue                                           (Note 1a)

New Jersey--95.7%
A-       NR*        $ 1,000   Atlantic City, New Jersey, Municipal Utilities Authority, Water Systems
                              Revenue Bonds, 7.75% due 5/01/2000 (g)                                            $  1,115

NR*      Aaa          2,000   Bergen County, New Jersey, GO, UT, 5.05% due 6/15/2003                               2,058

                              Cape May County, New Jersey, Industrial Pollution Control Financing
                              Authority Revenue Bonds (Atlantic City Electric Company Project),
                              Series A (d):
AAA      Aaa          6,000     AMT, 7.20% due 11/01/2029                                                          6,842
AAA      Aaa          4,500     Refunding, 6.80% due 3/01/2021 (k)                                                 5,235

AAA      Aaa          1,500   Delaware River Joint Toll Bridge Commission, Pennsylvania Bridge Revenue
                              Refunding Bonds, 6% due 7/01/2018 (f)                                                1,525

                              Highland Park, New Jersey, School District Refunding Bonds, UT (d):
AAA      Aaa          1,500     5.625% due 2/15/2017                                                               1,499
AAA      Aaa          4,000     5.125% due 2/15/2025                                                               3,738

                              Jersey City, New Jersey, School GO, UT:
AA       A            3,200     6.65% due 2/15/2002(g)                                                             3,545
AA       A            3,080     Refunding, Series A, 6.25% due 10/01/2012                                          3,375

AAA      Aaa          3,250   Landis, New Jersey, Sewer Authority Revenue Bonds, CARS, 7.17% due
                              9/19/2019 (b)(f)                                                                     3,303

NR*      NR*          5,750   Middlesex County, New Jersey, Pollution Control Financing Authority,
                              Revenue Refunding Bonds (Amerada Hess), 6.875% due 12/01/2022                        6,061

AAA      Aaa          1,100   Middlesex County, New Jersey, Utilities Authority, Sewer Revenue Bonds,
                              Series A, 6.50% due 3/15/2001(f)(g)                                                  1,203

AAA      Aaa          2,000   Monmouth County, New Jersey, Improvement Authority, Sewer Facilities
                              Revenue Refunding Bonds, 6.75% due 2/01/2001(d)(g)                                   2,201

AAA      Aaa          4,500   New Jersey EDA, Lease Rental Revenue Bonds (Liberty State Park Project),
                              6.80% due 3/15/2002 (g)                                                              5,020

                              New Jersey EDA, Revenue Bonds:
NR*      Aa1            600     (400 International Drive Partners), VRDN, 3.35% due 9/01/2005 (a)                    600
BB+      Baa2         4,000     (American Airlines Inc. Project), AMT, 7.10% due 11/01/2031                        4,277
AAA      Aaa          5,000     (Clara Maass Health Systems), 5% due 7/01/2025 (h)                                 4,536
A+       NR*          2,000     (Community Movie Corp.--1996 Project), 5.875% due 11/01/2016                       1,958
NR*      Aaa          1,300     (Hoffman-La Roche, Inc. Project), VRDN, AMT, 3.45% due 11/01/2011 (a)              1,300
A+       NR*          3,000     Refunding (Health Village 1996 Project), 6% due 5/01/2016                          3,030
AAA      Aaa          2,500     Refunding (RWJ Health Care Corporation), 6.50% due 7/01/2024 (h)                   2,680


SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
S&P      Moody's      Face                                                                                       Value
Ratings  Ratings     Amount                                    Issue                                           (Note 1a)

New Jersey (concluded)
                              New Jersey EDA, Water Facilities Revenue Bonds:
AAA      Aaa        $ 1,800     (NJ American Water Co., Inc. Project), AMT, 5.95% due 11/01/2029 (f)            $  1,818
A1       Aaa          5,200     Refunding (NJ Water Inc. Project ), VRDN, AMT, Series A, 3.45% due
                                11/01/2026 (a)(c)                                                                  5,200

                              New Jersey Health Care Facilities Financing Authority Revenue Bonds:
A-       A3           2,000     Refunding (Atlantic City Medical Center), Series C, 6.80% due 7/01/2011            2,153
AAA      Aaa          1,000     Refunding (Berkeley Heights Convalescent Center), 5% due 7/01/2026 (c)               907
BBB      Baa2         4,980     Refunding (Englewood Hospital & Medical Center), 6.75% due 7/01/2024               5,209
AAA      Aaa          2,000     Refunding (Hackensack Medical Center), 6.625% due 7/01/2017 (f)                    2,145
AAA      Aaa          7,745     Refunding (Jersey Shore Medical Center), 6.75% due 7/01/2019 (c)                   8,586
BBB      Baa2         4,000     Refunding (Saint Elizabeth Hospital Obligation Group), 6% due 7/01/2027            3,946
AAA      NR*          1,000     Refunding (Saint Joseph's Hospital & Medical Center), Series A, 6% due
                                7/01/2026 (j)                                                                      1,012
NR*      Baa2         2,950     (Saint Elizabeth Hospital), Series B, 8.25% due 7/01/2000 (g)                      3,347

                              New Jersey State Educational Facilities Authority Revenue Bonds:
AA       Aaa          5,620     Refunding (Institute for Advanced Study), Series B, 6.35% due 7/01/2021            5,887
AAA      Aaa          1,150     (Seton Hall University Project), Series C, 6.85% due  7/01/1999 (e)(g)             1,242
AAA      Aaa            850     (Seton Hall University Project), Series C, 6.85% due 7/01/2019 (e)                   908
BBB      Baa1           500     (Seton Hall University Project), Series D, 7% due 7/01/2021                          525
AAA      Aaa          5,985     (Trenton State College), Series A, 5.10% due 7/01/2021 (d)                         5,612

AAA      Aaa          5,000   New Jersey State Housing and Mortgage Finance Agency, Home Buyer
                              Revenue Bonds, AMT, Series M, 7% due 10/01/2026 (d)                                  5,313
                              New Jersey State Housing and Mortgage Finance Agency, M/F Housing
                              Revenue Bonds:
A+       NR*          1,105     (Mont Clarion Project), AMT, Series J, 7.70% due 11/01/2029                        1,179
AAA      NR*          9,000     Refunding (Presidential Plaza), 6.95% due 5/01/2013 (i)                            9,669

                              New Jersey State Transportation Trust Fund Authority:
A1       VMIG1++     14,700     RITR, Series RI-1, 7.794% due 6/15/2014 (b)                                       15,527
AAA      Aaa          2,000     Refunding (Transportation System), Series A, 5% due 6/15/2015 (d)                  1,892

AAA      VMIG1++      1,300   New Jersey State Turnpike Authority, Revenue Refunding Bonds, VRDN,
                              Series D, 3.35% due 1/01/2018 (a)(f)                                                 1,300

AAA      Aaa          2,120   Passaic Valley, New Jersey, Water Commission, Water Supply Revenue Bonds,
                              Series A, 6.40% due 12/15/2002 (f)(g)                                                2,354

                              Port Authority of New York and New Jersey, Consolidated Bonds:
AA-      A1           6,800     69th Series, 7.125% due 6/01/2025                                                  7,357
AA-      A1           5,250     72nd Series, 7.35% due 10/01/2002 (g)                                              6,006
AA-      A1           2,000     78th Series, 6.50% due 4/15/2011                                                   2,145
AAA      Aaa          3,300     96th Series, AMT, 6.60% due 10/01/2023 (f)                                         3,587

AA       A1           1,000   Rutgers State University, New Jersey, University Revenue Bonds, Series P,
                              6.85% due 5/01/2021                                                                  1,091

                              South Brunswick Township, New Jersey, Board of Education Revenue Bonds,
                              UT (f):
AAA      Aaa          1,215     6.40% due 8/01/2015                                                                1,295
AAA      Aaa          1,000     6.40% due 8/01/2016                                                                1,066

AAA      Aaa          2,500   Trenton, New Jersey, GO, UT, 6.55% due 8/15/2009 (d)                                 2,723

                              University of Medicine and Dentistry, New Jersey, Revenue Bonds (g):
AA       A3           1,170     Refunding, Series D, 6.50% due 12/01/2001                                          1,289
AA       A3           2,750     Series E, 6.50% due 12/01/2001                                                     3,031

AAA      Aaa          3,705   West New York, New Jersey, Municipal Utilities Authority, Sewer Revenue
                              Refunding Bonds, 6.85%** due 12/15/2019 (f)                                          1,062


SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
S&P      Moody's      Face                                                                                       Value
Ratings  Ratings     Amount                                    Issue                                           (Note 1a)

Puerto Rico--5.2%
A        Baa1       $ 4,000   Puerto Rico Commonwealth, Aqueduct and Sewer Authority Revenue
                              Refunding Bonds, 5% due 7/01/2019                                                 $  3,610

AAA      NR*          1,000   Puerto Rico Commonwealth, Highway Authority, Highway Revenue Bonds,
                              Series Q, 7.75% due 7/01/2000 (g)                                                    1,129

BBB+     Baa1         1,195   Puerto Rico Commonwealth, Infrastructure Special Financing Authority
                              Revenue Bonds, Series A, 7.75% due 7/01/2008                                         1,275

AAA      NR*          2,055   Puerto Rico Commonwealth, Public Improvement Bonds, GO, 7.70% due
                              7/01/2000 (g)                                                                        2,317

AA       Aa3          1,500   Puerto Rico Industrial, Medical and Environmental Pollution Control
                              Facilities, Financing Authority Revenue Bonds (Motorola Inc. Project),
                              Series A, 6.75% due 1/01/2014                                                        1,641

Total Investments (Cost--$181,893)--100.9%                                                                       191,456

Variation Margin on Financial Futures Contracts++++--0.1%                                                             88

Liabilities in Excess of Other Assets--(1.0%)                                                                     (1,877)
                                                                                                                --------
Net Assets--100.0%                                                                                              $189,667
                                                                                                                ========

 (a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 1997.
 (b)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 1997.
 (c)AMBAC Insured.
 (d)MBIA Insured.
 (e)BIG Insured.
 (f)FGIC Insured.
 (g)Prerefunded.
 (h)FSA Insured.
 (i)FHA Collateralized.
 (j)Insured by Connie Lee.
 (k)All or portion of security held as collateral in connection with open financial futures contracts.
   *Not Rated.
  **Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
  ++Highest short-term rating by Moody's Investors Service, Inc. ++++Financial futures contracts purchased as of January 31, 1997 were as follows (in thousands):

Number of                         Expiration         Value
Contracts         Issue              Date       (Notes 1a & 1b)

  100       US Treasury Bonds     March 1997        $11,144

Total Financial Futures Contracts Purchased
(Total Contract Price--$11,428)                     $11,144
                                                    =======

See Notes to Financial Statements.



FINANCIAL INFORMATION

Statement of Assets and Liabilities as of January 31, 1997
Assets:             Investments, at value (identified cost--$181,892,807) (Note 1a)                         $191,455,541
                    Cash                                                                                          92,791
                    Receivables:
                      Interest                                                             $  2,371,531
                      Beneficial interest sold                                                  312,914
                      Variation margin (Note 1b)                                                 87,500        2,771,945
                                                                                           ------------
                    Prepaid expenses and other assets (Note 1e)                                                   17,061
                                                                                                            ------------
                    Total assets                                                                             194,337,338
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    3,918,667
                      Beneficial interest redeemed                                              365,352
                      Dividends to shareholders (Note 1f)                                       154,555
                      Investment adviser (Note 2)                                                91,289
                      Distributor (Note 2)                                                       65,932        4,595,795
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        74,720
                                                                                                            ------------
                    Total liabilities                                                                          4,670,515
                                                                                                            ------------

Net Assets:         Net assets                                                                              $189,666,823
                                                                                                            ============

Net Assets          Class A Shares of beneficial interest, $.10 par value,
Consist of:         unlimited number of shares authorized                                                   $    337,982
                    Class B Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                      1,331,100
                    Class C Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         43,767
                    Class D Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         43,841
                    Paid-in capital in excess of par                                                         183,952,576
                    Accumulated realized capital losses on investments--net (Note 5)                          (5,320,802)
                    Unrealized appreciation on investments--net                                                9,278,359
                                                                                                            ------------
                    Net assets                                                                              $189,666,823
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $36,488,430 and 3,379,817
                    shares of beneficial interest outstanding                                               $      10.80
                                                                                                            ============
                    Class B--Based on net assets of $143,719,411 and 13,311,002
                    shares of beneficial interest outstanding                                               $      10.80
                                                                                                            ============
                    Class C--Based on net assets of $4,724,410 and 437,671
                    shares of beneficial interest outstanding                                               $      10.79
                                                                                                            ============
                    Class D--Based on net assets of $4,734,572 and 438,411
                    shares of beneficial interest outstanding                                               $      10.80
                                                                                                            ============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                For the Six Months Ended
                                                                                                        January 31, 1997
Investment Income   Interest and amortization of premium and discount earned                                $  5,812,344
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    538,159
                    Account maintenance and distribution fees--Class B (Note 2)                 374,689
                    Transfer agent fees--Class B (Note 2)                                        37,391
                    Accounting services (Note 2)                                                 31,020
                    Professional fees                                                            31,019
                    Printing and shareholder reports                                             23,929
                    Account maintenance and distribution fees--Class C (Note 2)                  13,455
                    Transfer agent fees--Class A (Note 2)                                         7,550
                    Custodian fees                                                                5,621
                    Trustees' fees and expenses                                                   5,046
                    Registration fees (Note 1e)                                                   4,664
                    Pricing fees                                                                  3,574
                    Account maintenance fees--Class D (Note 2)                                    2,045
                    Transfer agent fees--Class C (Note 2)                                         1,170
                    Transfer agent fees--Class D (Note 2)                                           829
                    Other                                                                         2,690
                                                                                           ------------
                    Total expenses                                                                             1,082,851
                                                                                                            ------------
                    Investment income--net                                                                     4,729,493
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                            641,277
Unrealized Gain on  Change in unrealized appreciation on investments--net                                      1,215,750
Investments--Net                                                                                            ------------
(Notes 1b, 1d & 3): Net Increase in Net Assets Resulting from Operations                                    $  6,586,520
                                                                                                            ============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                              For the         For the
                                                                                             Six Months         Year
                                                                                               Ended           Ended
                                                                                             January 31,      July 31,
Increase (Decrease) in Net Assets:                                                              1997            1996
Operations:         Investment income--net                                                 $  4,729,493     $ 10,053,726
                    Realized gain on investments--net                                           641,277        1,002,823
                    Change in unrealized appreciation on investments--net                     1,215,750       (1,113,252)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      6,586,520        9,943,297
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders          Class A                                                                  (975,708)      (2,047,744)
(Note 1f):            Class B                                                                (3,544,750)      (7,720,083)
                      Class C                                                                  (103,820)        (136,121)
                      Class D                                                                  (105,215)        (149,778)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                             (4,729,493)     (10,053,726)
                                                                                           ------------     ------------

Beneficial Interest Net decrease in net assets derived from beneficial interest
Transactions        transactions                                                             (7,649,559)     (11,660,281)
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total decrease in net assets                                             (5,792,532)     (11,770,710)
                    Beginning of period                                                     195,459,355      207,230,065
                                                                                           ------------     ------------
                    End of period                                                          $189,666,823     $195,459,355
                                                                                           ============     ============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Financial Highlights
                                                                                               Class A
                                                                       For the
The following per share data and ratios have been derived             Six Months
from information provided in the financial statements.                  Ended
                                                                       Jan. 31,        For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  1997       1996      1995      1994       1993
Per Share           Net asset value, beginning of period              $  10.69   $  10.71  $  10.63  $  11.23   $  11.03
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .29        .58       .58       .58        .62
                    Realized and unrealized gain (loss) on
                    investments--net                                       .11       (.02)      .08      (.55)       .24
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .40        .56       .66       .03        .86
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.29)      (.58)     (.58)     (.58)      (.62)
                      Realized gain on investments--net                     --         --        --        --       (.04)
                      In excess of realized gain on
                      investments--net                                      --         --        --      (.05)        --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.29)      (.58)     (.58)     (.63)      (.66)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  10.80   $  10.69  $  10.71  $  10.63   $  11.23
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   3.76%+++   5.32%     6.51%      .19%      8.15%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to           Expenses, net of reimbursement                        .70%*      .71%      .74%      .69%       .71%
Average                                                               ========   ========  ========  ========   ========
                    Expenses                                              .70%*      .71%      .74%      .69%       .72%
                                                                      ========   ========  ========  ========   ========

Net Assets:         Investment income--net                               5.24%*     5.36%     5.57%     5.28%      5.62%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $ 36,489   $ 38,173  $ 39,482  $ 46,669   $ 47,024
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  22.91%     60.21%    57.17%    65.97%     16.28%
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)

                                                                                               Class B
                                                                       For the
The following  per share data and ratios have been derived            Six Months
from information provided in the financial statements.                  Ended
                                                                       Jan. 31,      For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  1997       1996      1995      1994       1993
Per Share           Net asset value, beginning of period              $  10.69   $  10.71  $  10.63  $  11.23   $  11.03
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .26        .52       .53       .53        .56
                    Realized and unrealized gain (loss) on
                    investments--net                                       .11       (.02)      .08      (.55)       .24
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .37        .50       .61      (.02)       .80
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.26)      (.52)     (.53)     (.53)      (.56)
                      Realized gain on investments--net                     --         --        --        --       (.04)
                      In excess of realized gain on
                      investments--net                                      --         --        --      (.05)        --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.26)      (.52)     (.53)     (.58)      (.60)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  10.80   $  10.69  $  10.71  $  10.63   $  11.23
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   3.49%+++   4.77%     5.97%     (.31%)     7.61%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to           Expenses, net of reimbursement                       1.21%*     1.21%     1.25%     1.20%      1.21%
Average                                                               ========   ========  ========  ========   ========
Net Assets:         Expenses                                             1.21%*     1.21%     1.25%     1.20%      1.22%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               4.73%*     4.85%     5.06%     4.77%      5.11%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands).         $143,719   $149,455  $164,020  $178,322   $170,652
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  22.91%     60.21%    57.17%    65.97%     16.28%
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                       Class C                        Class D

                                                            For the               For the   For the              For the
                                                              Six      For the     Period     Six     For the     Period
The following  per share data and ratios have been derived   Months      Year     Oct. 21,   Months     Year     Oct. 21,
from information provided in the financial statements.       Ended      Ended    1994++ to   Ended     Ended    1994++ to
                                                            Jan. 31,   July 31,   July 31,  Jan. 31,  July 31,   July 31,
Increase (Decrease) in Net Asset Value:                       1997       1996       1995      1997      1996       1995
Per Share           Net asset value, beginning of period   $  10.69   $  10.71   $  10.34  $  10.70  $  10.71   $  10.34
Operating                                                  --------   --------   --------  --------  --------   --------
Performance:
                    Investment income--net                      .25        .51        .40       .28       .57        .44
                    Realized and unrealized gain (loss)
                    on investments--net                         .10       (.02)       .37       .10      (.01)       .37
                                                           --------   --------   --------  --------  --------   --------
                    Total from investment operations            .35        .49        .77       .38       .56        .81
                                                           --------   --------   --------  --------  --------   --------
                    Less dividends from investment
                    income--net                                (.25)      (.51)      (.40)     (.28)     (.57)      (.44)
                                                           --------   --------   --------  --------  --------   --------
                    Net asset value, end of period         $  10.79   $  10.69   $  10.71  $  10.80  $  10.70   $  10.71
                                                           ========   ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share        3.34%+++   4.66%      7.62%+++  3.61%+++  5.31%      8.05%+++
Return:**                                                  ========   ========   ========  ========  ========   ========

Ratios to           Expenses                                  1.31%*     1.32%      1.39%*     .80%*     .80%       .86%*
Average                                                    ========   ========   ========  ========  ========   ========
Net Assets:         Investment income--net                    4.63%*     4.76%      4.83%*    5.14%*    5.27%      5.45%*
                                                           ========   ========   ========  ========  ========   ========

Supplemental        Net assets, end of period
Data:               (in thousands)                         $  4,724   $  4,179   $  1,337  $  4,735  $  3,652   $  2,390
                                                           ========   ========   ========  ========  ========   ========
                    Portfolio turnover                       22.91%     60.21%     57.17%    22.91%    60.21%     57.17%
                                                           ========   ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch New Jersey Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class
B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.


NOTES TO FINANCIAL STATEMENTS (continued)


(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution
Agreement and Distribution Plans with Merrill Lynch Funds
Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                           Account
                                         Maintenance    Distribution
                                             Fee            Fee

Class B                                     0.25%          0.25%
Class C                                     0.25%          0.35%
Class D                                     0.10%           --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 1997, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                         MLFD         MLPF&S

Class A                                  $132         $1,283
Class D                                  $298         $3,834


For the six months ended January 31, 1997, MLPF&S received contingent deferred sales charges of $113,391 and $5,152 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 1997 were $41,886,231 and $42,891,955, respectively.

Net realized and unrealized gains (losses) as of January 31, 1997 were as follows:


                                    Realized      Unrealized
                                 Gains (Losses) Gains (Losses)

Long-term investments             $ 1,219,093   $  9,562,734
Financial futures contracts          (577,816)      (284,375)
                                  -----------   ------------
Total                             $   641,277   $  9,278,359
                                  ===========   ============

As of January 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $9,562,734, of which $10,393,836 related to appreciated securities and $831,102 related to depreciated securities. The aggregate cost of investments at January 31, 1997 for Federal income tax purposes was $181,892,807.

4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $7,649,559 and $11,660,281 for the six months ended January 31, 1997 and for the year ended July 31, 1996, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Six Months                   Dollar
Ended January 31, 1997                Shares        Amount

Shares sold                           131,453   $  1,418,538
Shares issued to share-
holders in reinvestment of
dividends                              44,156        475,441
                                 ------------   ------------
Total issued                          175,609      1,893,979
Shares redeemed                      (365,691)    (3,938,920)
                                 ------------   ------------
Net decrease                         (190,082)  $ (2,044,941)
                                 ============   ============


Class A Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                           364,984   $  3,916,668
Shares issued to share-
holders in reinvestment of
dividends                              90,119        973,226
                                 ------------   ------------
Total issued                          455,103      4,889,894
Shares redeemed                      (572,401)    (6,216,536)
                                 ------------   ------------
Net decrease                         (117,298)  $ (1,326,642)
                                 ============   ============



Class B Shares for the Six Months                   Dollar
Ended January 31, 1997                Shares        Amount

Shares sold                           922,198   $  9,937,728
Shares issued to share-
holders in reinvestment of
dividends                             174,429      1,878,028
                                 ------------   ------------
Total issued                        1,096,627     11,815,756
Automatic conversion of
shares                                (27,157)      (292,157)
Shares redeemed                    (1,733,727)   (18,681,008)
                                 ------------   ------------
Net decrease                         (664,257)  $ (7,157,409)
                                 ============   ============


Class B Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                         1,810,139   $ 19,580,526
Shares issued to share-
holders in reinvestment of
dividends                             380,144      4,105,914
                                 ------------   ------------
Total issued                        2,190,283     23,686,440
Automatic conversion of
shares                                (42,313)      (450,828)
Shares redeemed                    (3,488,182)   (37,742,338)
                                 ------------   ------------
Net decrease                       (1,340,212)  $(14,506,726)
                                 ============   ============


Class C Shares for the
Six Months Ended                                    Dollar
January 31, 1997                      Shares        Amount

Shares sold                           130,218   $  1,402,262
Shares issued to share-
holders in reinvestment of
dividends                               6,329         68,165
                                 ------------   ------------
Total issued                          136,547      1,470,427
Shares redeemed                       (89,693)      (967,305)
                                 ------------   ------------
Net increase                           46,854   $    503,122
                                 ============   ============


Class C Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                           328,308   $  3,577,687
Shares issued to share-
holders in reinvestment of
dividends                               7,789         83,871
                                 ------------   ------------
Total issued                          336,097      3,661,558
Shares redeemed                       (70,149)      (764,576)
                                 ------------   ------------
Net increase                          265,948   $  2,896,982
                                 ============   ============


Class D Shares for the
Six Months Ended                                    Dollar
January 31, 1997                      Shares        Amount

Shares sold                            86,407   $    936,615
Automatic conversion of
shares                                 27,157        292,157
Shares issued to share-
holders in reinvestment of
dividends                               5,008         53,942
                                 ------------   ------------
Total issued                          118,572      1,282,714
Shares redeemed                       (21,620)      (233,045)
                                 ------------   ------------
Net increase                           96,952   $  1,049,669
                                 ============   ============


NOTES TO FINANCIAL STATEMENTS (concluded)


Class D Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                           148,809   $  1,613,998
Automatic conversion of
shares                                 42,313        450,828
Shares issued to share-
holders in reinvestment of
dividends                               5,398         58,224
                                 ------------   ------------
Total issued                          196,520      2,123,050
Shares redeemed                       (78,221)      (846,945)
                                 ------------   ------------
Net increase                          118,299   $  1,276,105
                                 ============   ============

5. Capital Loss Carryforward:
At July 31, 1996, the Fund had a net capital loss carryforward of approximately $3,382,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.



OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
William M. Petty, Vice President
Gerald M. Richard, Treasurer
Jerry Weiss, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863